                                                                   EXHIBIT 10.25


                   SECOND FORBEARANCE AND AMENDMENT NUMBER TWO
                    TO ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

         This Second Forbearance and Amendment Number Two to Accounts Receivable Purchase Agreement (this "Second Forbearance Agreement"), dated as of July 22, 2002, is entered into by and between the following parties:

               (a)  XETEL CORPORATION, a Delaware corporation (the "Seller");

               (b)  SILICON VALLEY BANK ("Buyer").

                                    RECITALS

         A. The Seller and Buyer have entered into that certain Accounts Receivable Purchase Agreement, dated as of April 9, 2002 (including any and all amendments thereto, the "Purchase Agreement"), pursuant to which Buyer agreed to purchase accounts receivable from Seller, subject to the terms of the Purchase Agreement.

         B. The Seller and Buyer also have entered into that certain Forbearance and Amendment Number One to Accounts Receivable Purchase Agreement, dated as of May 29, 2002 (including any and all amendments thereto, the "First Forbearance Agreement"), pursuant to which Buyer agreed to forbear temporarily from exercising certain of Buyer's rights and remedies under the Purchase Agreement and to provide temporary, additional financing to Seller, subject to the terms of the First Forbearance Agreement.

         C. Prior to the date of the First Forbearance Agreement, Events of Default have occurred, as described in clauses (a) and (b) below, and subsequently have occurred, as described in clause (c) below, under the Purchase Agreement by reason of the following acts or omissions:

                  (a) the Seller's continuing failure to comply with its covenant in Section 6.2(A) of the Purchase Agreement, resulting in an Event of Default under Section 9(E) of the Purchase Agreement;

                  (b) the Seller received monies in payment of Purchased Receivables and failed to transfer and deliver the same to Buyer; instead Borrower used such monies for Seller's working capital purposes, all in breach of Section 6.1(F) of the Purchase Agreement, which in turn is an Event of Default under Section 9(E) of the Purchase Agreement; and

                  (c) the Seller has breached the Additional Warranties, Representations, and Covenants in Section 6.2(J) of the Purchase Agreement, which in turn is an Event of Default under Section 9(E) of the Purchase Agreement, which provides for certain "AP Milestones" that were required to be met on May 31, 2002 and on June 30, 2002, which relate to the maximum percentage of the Seller's aggregate accounts payable that are over 90 days from invoice date.



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 1

The Events of Default referred to above and the specific occurrences of these Events of Default prior to the date of this Forbearance Agreement are referred to as the "Specific Events of Default."

         D. The Specific Events of Default remain uncured as of this date.

         E. Pursuant to Section 10 of the Purchase Agreement, Buyer is authorized to exercise various rights and remedies including, but not limited to, declaring all Obligations immediately due and payable.

         F. The Seller has requested that Buyer extend its agreements to forbear temporarily from exercising certain of Buyer's rights and remedies under the Purchase Agreement and to provide temporary, additional financing to Seller, for an additional period of thirty (30) days, from July 22, 2002 to August 22, 2002.

         G. Buyer has agreed to continue to forbear temporarily, as set forth in this Second Forbearance Agreement, and to provide temporary additional financing to Seller.

                                 ACKNOWLEDGMENTS

         A. The Seller hereby acknowledges and agrees to the accuracy of all Recitals included in this Second Forbearance Agreement.

         B. To the extent that there is a conflict between the terms of this Second Forbearance Agreement and the terms of the Purchase Agreement or the First Forbearance Agreement, the terms of this Second Forbearance Agreement shall govern.

         C. The Seller acknowledges and agrees that, as of July 19, 2002, the outstanding principal amount of the Obligations is $3,352,636.66, exclusive of interest, costs, fees, and other expenses payable by the Seller to Buyer under the Purchase Agreement as of such date.

         D. The Seller further acknowledges and agree that, as a result of the occurrence of the Specific Events of Default and in conjunction with the First Forbearance Agreement, the Seller declared Obligations under the Purchase Agreement due and payable in full, that the entire balance thereof continues to be immediately due and payable in full, and that Buyer has exercised its right to cease buying receivables from Seller, the Seller having waived, and hereby waiving, notice of intention to accelerate, notice of acceleration, and all other notices, presentments, demands, including without limitation, those set forth in the Purchase Agreement.

         E. The Seller has submitted to Buyer, and Buyer has received and approved the operating cash budget through August 31, 2002, dated as of the date of this Second Forbearance Agreement, and attached hereto as Exhibit "A".



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 2

                                   AGREEMENTS


         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals and Acknowledgments, and further as follows:

         1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Second Forbearance Agreement shall have the meanings ascribed to them in the Purchase Agreement.

         2. FORBEARANCE. Subject to the terms and conditions set forth in this Second Forbearance Agreement and the Seller's acknowledgments and agreements set forth above, and expressly conditioned upon the absence of any additional Events of Default, and satisfaction and fulfillment of each of the conditions precedent set forth in Section 3 below and the conditions subsequent set forth in Section 4 below, Buyer shall forbear from demanding payment in full of the Obligations and forbear from exercising its rights and remedies under Section 10 of the Purchase Agreement (other than the right to cease buying receivables) as a result of the Specific Events of Default for a period (the "Forbearance Period") beginning on the date of this Second Forbearance Agreement and expiring on the earlier to occur of the following:

                  (1) 5:00 p.m., Pacific time, August 22, 2002; or

                  (2) any occurrence of any Event of Default other than the Specific Events of Default or any re-occurrence of a Specific Event of Default after the date of this Second Forbearance Agreement.

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF FORBEARANCE PERIOD. The effectiveness of this Second Forbearance Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Buyer:

                  3.1. Buyer shall have received this Second Forbearance Agreement, duly executed by the Seller.

                  3.2. The representations and warranties contained herein and in the Purchase Agreement shall be true and correct in all material respects on and as of the date hereof, except as disclosed on Schedule 1 attached hereto and made a part hereof.

                  3.3. No Default or Event of Default under the Purchase Agreement shall have occurred and be continuing, other than the Specific Events of Default, unless such Default or Event of Default has been specifically waived in writing by Buyer.



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 3

         4. CONDITIONS SUBSEQUENT TO EFFECTIVENESS. The continued effectiveness of this Second Forbearance Agreement is subject to the satisfaction of the following conditions subsequent, unless specifically waived in writing by Buyer.

                  4.1. Access. The Seller shall give Buyer and Buyer's auditors or its agent complete access to the Seller's books and records during the Forbearance Period. The Seller agrees to provide complete cooperation with Buyer and Buyer's auditors or its agent.

                  4.2. Blocked Accounts. The Seller shall ensure the deposit of all payments collected by the Seller on its accounts into JP Morgan Chase Bank account no. 00102630523 or JP Morgan Chase Bank account no. 00102630531 as required by the Blocked Account Control Agreement. The Seller agrees to provide complete cooperation with Buyer and Buyer's auditors or its agent, and the Seller shall provide 100% remittance of all cash collections from all sources into the blocked accounts described above until further notice.

                  4.3 Deposits into Blocked Accounts. Any and all cash received by Seller, whether from accounts receivable or otherwise, will be deposited into one of the blocked accounts described in Section 4.2 above or will be wired to the Seller's cash collateral account at Buyer, in accordance with the following instructions: Federal Reserve Bank, for credit to Silicon Valley Bank, ABA # 121 140 399, further credit to XeTel Corporation, Account # 330 036 3022.

         5. AMENDMENTS.

                  5.1. Credit Limit. Section 1 of the Schedule to the Addendum to the Purchase Agreement (which was added by the First Forbearance Agreement) is hereby amended and restated in its entirety to read as follows:

                  "Loans (the "Receivable Loans") in the amount not to exceed the lesser of

                            (1) a total of Four Million Dollars ($4,000,000) at
              any one time outstanding (the "Maximum Credit Limit"), or

                            (2) Loans in an amount not to exceed the amount
              which equals the remainder of

                                          (i) 70% of the amount of Borrower's
                            Eligible Receivables (as defined in Section 8 above), minus

                                          (ii) (A) the aggregate amount of
                            Advances under the Purchase Agreement, as determined by Buyer at any time and from time, reduced by (B) the actual amount of collections received by Buyer on the Purchased Receivables."

                  5.2 Interest Rate. The first sentence of Section 2 of the Schedule to the Addendum to the Purchase Agreement (which was added by the First Forbearance Agreement) is hereby amended and restated in its entirety to read as follows:



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 4

                            "A rate equal to the "Prime Rate") in effect from
              time to time, plus ten percent (10%) per annum."

                  5.3 Fees. Section 3 of the Schedule to the Addendum to the Purchase Agreement (which was added by the First Forbearance Agreement) is hereby amended and restated in its entirety to read as follows:

                  "Collateral Monitoring Fee:   Two Thousand Dollars ($2,000),
                                                per month, payable in arrears
                                                (prorated for any partial month)
                                                at the beginning and at
                                                termination of this Agreement),
                                                beginning for the month ended
                                                July 31, 2002."

                  5.4. Termination Date. Section 16 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "16. TERMINATION DATE. This agreement will terminate on August 22, 2002."

         6. ADDITIONAL AGREEMENTS.

                  6.1 Forbearance Fee. In consideration of the agreements of Buyer set forth in this Second Forbearance Agreement, Seller agrees to pay Buyer a weekly forbearance fee (the "Weekly Forbearance Fee") amount of Ten Thousand Dollars ($10,000) per week. The Weekly Forbearance Fee will be payable in advance on Monday of each week, beginning Monday, July 29, 2002. In the event that the Obligations are paid in full to Seller, on or before 2:00 p.m., Austin, Texas time on August 22, 2002, then Buyer agrees to refund to Seller fifty percent (50%) of the Weekly Forbearance Fee paid by Seller to Buyer up through the date of payment in full of the Obligations.

                  6.2. Consent to Relief. In the event of any re-occurrence of a Specific Event of Default or any breach of the Conditions Precedent, the Conditions Subsequent or the Additional Agreements set forth in this Second Forbearance Agreement, then, to the extent that Buyer establishes before a court of appropriate jurisdiction that any of the foregoing has occurred, the Seller consents to injunctive relief for the benefit of Buyer in order to enforce the terms of this Second Forbearance Agreement and the Purchase Agreement.

                  6.3. Potential Capital Infusions. Seller will advise and inform Buyer of any and all potential infusions of capital, including, but not limited to, offers from an investor buyer to purchase the Seller, or substantially all of the assets of the Seller.

         7. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                  7.1. Controlling Agreement. The terms and provisions set forth in this Second Forbearance Agreement shall supersede all inconsistent terms and provisions set forth in the Second Purchase Agreement and, except as expressly set forth in this Second Forbearance Agreement, the terms and provisions of the Purchase Agreement are ratified and confirmed and


SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 5
shall continue in full force and effect. The parties hereto agree that the Purchase Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms as amended.

                  7.2. Access. The Seller represents and warrants that the Seller has given Buyer complete access to the Seller's books and records.

                  7.3. Representations and Warranties. The Seller hereby represents and warrants to Buyer as follows:

                  (a) the execution, delivery and performance of this Second Forbearance Agreement and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite corporate action on the part of the Seller and will not violate the Certificate of Incorporation or Bylaws of the Seller;

                  (b) the representations and warranties contained in this Second Forbearance Agreement and the Purchase Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that breaches thereof are specifically waived by this Second Forbearance Agreement;

                  (c) no Default or Event of Default under the Purchase Agreement has occurred and is continuing, other than the Specific Events of Default, unless such Default or Event of Default has been specifically waived in writing by Buyer;

                  (d) the Seller is in full compliance with all covenants and agreements contained in the Purchase Agreement, other than those covenants and agreements specifically identified in this Second Forbearance Agreement;

                  (e) the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of the Seller, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Seller, or (iii) constitute a violation by the Seller of any law or regulation of any jurisdiction applicable to the Seller;

                  (f) this Second Forbearance Agreement was reviewed by the Seller, who acknowledges and agrees that the Seller (i) understands fully the terms of this Second Forbearance Agreement and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Second Forbearance Agreement reviewed by, and to discuss this Second Forbearance Agreement with, such attorneys and other persons as the Seller may wish, and (iii) has entered into this Second Forbearance Agreement of its own free will and accord and without threat or duress; and

                  (g) this Second Forbearance Agreement and all information furnished to Buyer is made and furnished in good faith, for value and valuable consideration; and this Second



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 6

         Forbearance Agreement has not been made or induced by any fraud, duress or undue influence exercised by Buyer or any other person.

         8. MISCELLANEOUS.

                  8.1. Misrepresentation. The Seller shall indemnify and hold Buyer harmless from and against any losses, damages, costs and expenses (including attorneys' fees) incurred by Buyer as a direct or indirect result of
(i) breach of any representation or warranty contained in this Second Forbearance Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Second Forbearance Agreement.

                  8.2. Covenants and Agreements. The Seller hereby agrees and acknowledges that it is well and truly indebted to Buyer pursuant to the terms of the Purchase Agreement and other documents executed in connection therewith and hereby agrees to observe, comply with and perform all of the obligations, terms and conditions under or in the Purchase Agreement and other documents executed in connection therewith, except as may be amended or waived by this Second Forbearance Agreement.

                  8.3. Ratification of Liens and Security Interests. The Seller hereby acknowledges and agrees that the liens and security interests of Buyer, as more fully described in the Purchase Agreement and documents executed in connection therewith, are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Buyer in writing and as otherwise permitted under the Purchase Agreement.

                  8.4. No Waiver. The Seller agrees that nothing contained in this Second Forbearance Agreement shall affect or impair the validity or priority of the liens and security interests under any of the documents executed in connection with the Purchase Agreement. Buyer further reserves all its rights under the these documents except as expressly modified herein.

                  8.5. Survival of Representations and Warranties. Except as provided otherwise in this Second Forbearance Agreement, all representations and warranties made in the Purchase Agreement or any document executed in connection therewith, including, without limitation, any document furnished in connection with this Second Forbearance Agreement, shall survive the execution and delivery of this Second Forbearance Agreement, and no investigation by Buyer or any closing shall affect the representations and warranties or the right of Buyer to rely upon them.

                  8.6. Expenses of Buyer. The Seller agrees to pay on demand all reasonable costs and expenses incurred by Buyer in connection with the preparation, negotiation and execution of this Second Forbearance Agreement and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Buyer's legal counsel. The Seller acknowledges that Buyer may debit the Seller's account to pay such costs and expenses. Further, the Seller acknowledges that, at the execution and delivery of this Second Forbearance Agreement, Buyer may debit the Seller's account to pay costs and expenses, including Buyer's attorneys' fees, incurred at such time.



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 7

                  8.7. Severability. Any provision of this Second Forbearance Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Forbearance Agreement, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  8.8. Successors and Assigns. This Second Forbearance Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  8.9. Headings. The headings of the sections and subsections of this Second Forbearance Agreement are inserted for convenience only and do not constitute a part of this Second Forbearance Agreement.

                  8.10. Counterparts. This Second Forbearance Agreement may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. However, no party shall be required to exhibit or prove all counterparts of the original agreement to make proof of same, rather each counterpart shall constitute an enforceable agreement against the party who has executed the same.

                  8.11. Facsimile Execution. This Second Forbearance Agreement may be executed and delivered by facsimile, and the production of a facsimile counterpart shall have the same force and effect as production of an originally executed counterpart for all purposes.

                  8.12. No Commitment. The Seller agrees that Buyer has made no commitment or other agreement regarding the Purchase Agreement, or any document executed in connection therewith, except as expressly set forth in this Second Forbearance Agreement. The Seller warrants and represents that the Seller will not rely on any commitment, further agreement to forbear or other agreement on the part of Buyer unless such commitment or agreement is in writing and signed by Buyer.

                  8.13. Survival. All representations, warranties, covenants and agreements of the parties made in this Second Forbearance Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

                  8.14. Time of Essence. The parties to this Second Forbearance Agreement have agreed specifically with regard to the times for performance set forth in this Second Forbearance Agreement. Further, the parties to this Second Forbearance Agreement acknowledge that the agreements with regard to the times for performance are material to this Second Forbearance Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Second Forbearance Agreement.



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 8

                  8.15. LAW GOVERNING. THIS SECOND FORBEARANCE AGREEMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF CALIFORNIA AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

                  8.16. WAIVER; MODIFICATION. NO PROVISION OF THIS SECOND FORBEARANCE AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF BUYER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES THAT THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

                  8.17. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SELLER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECOND FORBEARANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BUYER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

                  8.18. FINAL AGREEMENT. THIS SECOND FORBEARANCE AGREEMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS SECOND FORBEARANCE AGREEMENT IS EXECUTED. NEITHER THIS SECOND FORBEARANCE AGREEMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 9

                  8.19. RELEASE. SELLER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BUYER OR ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. SELLER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BUYER, AND ITS AFFILIATES AND PARTICIPANTS, AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS SECOND FORBEARANCE AGREEMENT IS EXECUTED, WHICH SELLER MAY NOW OR HEREAFTER HAVE AGAINST BUYER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE PURCHASE AGREEMENT OR OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS FORBEARANCE AGREEMENT. SELLER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST BUYER, ITS AFFILIATES, AND PARTICIPANTS, AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING OUT OF OR RELATED TO LENDER'S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF SELLER TO BUYER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE PURCHASE AGREEMENT AND THE LOAN DOCUMENTS.

                  8.20. Agreement Binding on the Seller. The Seller agrees that this Second Forbearance Agreement will be binding on the Seller.

                            [Signature page follows.]


SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 10

         IN WITNESS WHEREOF, the Seller and Buyer have caused this Second Forbearance Agreement to be executed and delivered as of the date first written.

                                           SELLER:

                                           XETEL CORPORATION,
                                           a Delaware corporation


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                           BUYER:

                                           SILICON VALLEY BANK


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



SECOND FORBEARANCE AND AMENDMENT
NUMBER TWO TO ACCOUNTS RECEIVABLE
PURCHASE AGREEMENT - Page 11

                                   EXHIBIT "A"

                              OPERATING CASH BUDGET

                                 [See attached.]




EXHIBIT "A"

                                   SCHEDULE 1

                  Exceptions to Representations and Warranties

1. Borrower has received notice of a payroll tax penalty in the amount(s) as set forth in the attached Schedule 2. Borrower is disputing a portion of the penalty in the amount as set forth in the attached
         Schedule 2. Borrower will pay or cause the Internal Revenue Service to offset the undisputed portion of the penalty on or before July 31, 2002.





SCHEDULE 1